Northwestern Mutual Series Fund, Inc.
Supplement Dated June 7, 2023 to the
Statutory Prospectus Dated May 1, 2023
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2023 (the “Prospectus”). You should read this Supplement together with the Prospectus.
Amendments to Investment Sub-Advisory Agreements with Sub-Advisers
Effective on May 31, 2023, the Board of Directors of the Fund approved amended and restated investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and (i) abrdn Investments Limited (“abrdn”) with respect to the Emerging Markets Equity Portfolio; (ii) Dodge & Cox with respect to the International Equity Portfolio; (iii) FIAM LLC (“FIAM”) with respect to the International Growth Portfolio; and (iv) Massachusetts Financial Services Company (“MFS®”) with respect to the Research International Core Portfolio. In approving the foregoing amended and restated investment sub-advisory agreements (the “Amended Agreements”), the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission (“SEC”) that permits the Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment.
The Amended Agreements modified the investment sub-advisory agreements which had been in place with abrdn, Dodge & Cox, FIAM, and MFS® to update certain provisions impacted by recent SEC rules related to valuation, investments in derivatives and fund-of-fund arrangements. The Amended Agreement between MFS® and Mason Street Advisors additionally modified the fee schedule applicable to the Research International Core Portfolio, with such fee modification to be effective on or about July 1, 2023. The updated fee schedule is set forth in a supplement to the Fund’s Statement of Additional Information dated June 1, 2023. The Amended Agreements between Mason Street Advisors and abrdn, Dodge & Cox, and FIAM did not modify the terms of the advisory fees in place with the foregoing sub-advisors.
Sub-Adviser Change for Large Cap Blend Portfolio
On or about July 31, 2023 J.P. Morgan Investment Management, Inc. (“JP Morgan”) will replace Fiduciary Management, Inc. as the sub-adviser for the Fund’s Large Cap Blend Portfolio. JP Morgan will provide investment sub-advisory services for the Portfolio pursuant to an Investment Sub-Advisory Agreement approved by the Fund’s Board of Directors on May 31, 2023.
In approving the new Investment Sub-Advisory Agreement, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change. Additional information about JP Morgan, its investment strategies for the Portfolio, associated risks, and other information will be made available in the near future, consistent with the requirements of the Exemptive Order.
Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.
Supplement Dated June 7, 2023 to the
Statement of Additional Information Dated May 1, 2023
This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2023. You should read this Supplement together with the SAI.
Money Market Instruments Update
The SAI is amended by deleting the final sentence of the “Government Money Market Portfolio Investments.” section on page B-36 under the sub-section of the SAI section titled “Money Market Instruments” under “MORE ABOUT THE PORTFOLIO OBJECTIVES AND STRATEGIES” and adding the following:
“The Portfolio will purchase only securities that are Eligible Securities under Rule 2a-7. When required under Rule 2a-7, BlackRock will determine whether an instrument presents minimal credit risk pursuant to guidelines approved by the Board.”
Board Member Qualification Update
The SAI is amended deleting the third paragraph of “Board Member Qualifications” section on page B-54 under the sub-section of the SAI section titled “MANAGEMENT OF THE FUND” and replacing it with the following:
“Ms. Brown brings business management experience gained in part through her current position as Chief Executive Officer of the Girl Scouts of Wisconsin Southeast, as well as her prior position as Vice Chancellor, Finance and Administrative Affairs of the University of Wisconsin, Milwaukee, the second largest university in Wisconsin, and her previous experience as Chief Operating Officer at Milwaukee Area Technical College (“MATC”), Wisconsin’s largest two-year community based technical college. Through her legal background, and her previous role as General Counsel at MATC and other legal positions, Ms. Brown brings critical thinking and legal analysis skills and an ability to easily grasp and identify legal and regulatory issues. Effective July 1, 2023, Ms. Brown will become President of Alverno College, Milwaukee, Wisconsin.”
Appendix B – Directors and Officers Update
The Directors and Officers chart set forth in APPENDIX B of the SAI is amended to revise the description of “Principal Occupation(s) During Past 5 Years” with respect to Ms. Brown so that the description reads as follows:
“Since October Since October 2012, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee. Effective July 1, 2023 Ms. Brown will become President of Alverno College, Milwaukee, WI.”

Fee Update – Research International Core Portfolio
The SAI is amended by replacing the sixth sentence of the paragraph relating to Massachusetts Financial Services Company (“MFS®”) that appears on page B-65 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following:
“Effective July 1, 2023, for services provided to the Research International Core Portfolio, Mason Street Advisors pays MFS a fee at an annual rate of 0.45% on the first $250 million, 0.40% on the next $250 million, and 0.35% on assets in excess of $500 million.”
Please retain this Supplement for future reference.